                                                                       (HERITAGE
                                                                         INCOME
                                                                          TRUST
                                                                          LOGO)



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         From Our Family to Yours: The Intelligent Creation of Wealth.


                          Intermediate Government Fund
                              High Yield Bond Fund


                              Semiannual Report
                    (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                                March 31, 2000


                               (HERITAGE LOGO)
                              -----------------
                               INCOME TRUST(TM)
                              -----------------

                                                                    May 23, 2000

Dear Shareholders:

     I am pleased to provide you with the semiannual report (for the six-month period ended March 31, 2000) for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of Heritage Income Trust. As indicated in the following commentaries by our portfolio managers Peter Wallace, Heritage Asset Management, and Peter Wilby, Salomon Brothers Asset Management Inc., this last six-month period (ended March 31, 2000) has witnessed a strong and growing U.S. economy with dramatic increases in interest rates. Consequently, the bond markets have been faced with a more challenging economic environment in which to operate. While the entire fixed-income market felt the effects of rising interest rates, the high yield bond sector continued to experience limited liquidity as well.

     For the six-month period ended March 31, 2000, the Intermediate Government Fund had positive returns of +1.65% on its Class A shares and +1.50% on its Class B and Class C shares.* During this same semiannual period, the High Yield Bond Fund experienced negative returns of -4.13% on its Class A shares and -4.40% on its Class B and Class C shares.*

     I hope that you will find the comments of our Funds' portfolio managers -- Peter Wallace and Peter Wilby -- helpful in understanding the factors that affected the performance of these funds during the last two quarters. We continue to remain optimistic for fixed-income investments over the longer term, while being somewhat defensive in the near term. Similarly, continued volatility in the high yield bond sector is anticipated over the course of the year.

     Even though some sectors of the equity markets have delivered much more exciting returns in recent years, we continue to believe that fixed-income investments can play an important part in a well-diversified portfolio. We encourage you to meet with your financial advisor to ensure that your total portfolio is structured to provide you with the opportunity to meet your financial goals while offering a risk level with which you are comfortable.

     We thank you for your continued trust and confidence. Please contact your Financial Advisor, or Heritage at 1-800-421-4184, if you have any questions.

                                          Sincerely,

                                          /s/ BRIAN C. LEE
                                          Brian C. Lee
                                          President

* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                    May 10, 2000
Dear Fellow Shareholders:

    The six-month period ended March 31, 2000 saw dramatic changes in interest rates. Over that period, the Heritage Intermediate Government Fund Class A shares produced a total return, after fees and expenses, of +1.65%*. This compared favorably to the Lehman Brothers Intermediate Government/Corporate Index, which returned +1.56% over the same period. In further comparison, the two year treasury note provided a total return of +1.42% and the five year treasury note provided a total return of +0.65% over the same period.

    During the period, the domestic economy grew at a very rapid rate. Real Gross Domestic Product grew at an annual rate of +7.3% during the last quarter of 1999 and grew at +5.4% during the first quarter of 2000. This was significantly higher than the Federal Reserves apparent growth targets of 3.75% to 4.00%. Although inflation was quite well behaved in the face of rising energy prices and above potential growth, the Federal Reserve pursued a tighter monetary policy. The Fed raised the federal funds rate by a total of 75 basis points in three increases of 25 basis points, each in an effort to slow the rapid growth, ease labor conditions and to pre-empt an outbreak of inflation. Had it not been for Y2K concerns, the Fed may well have increased rates a fourth time. In response to the stronger economic data and the Fed's actions, interest rates rose sharply (from about 5.75% to 6.77% on five-year treasuries) and then started to decline in mid February. The decline was likely the result of a "flight to quality" as the Dow Jones Industrial Index and other stock market barometers declined and the Treasury repurchased longer-term treasury bonds.

    The yield curve at the beginning of the period was positively sloped (longer rates progressively higher than shorter-term rates) but became inverted (shorter-term rates higher than long term rates) towards the end of the period. This provided a challenging environment for fixed income investors as various market sectors based on the Treasury market began to trade in disarray. The following table shows the changes in Treasury yields over the last six months and the returns that were generated by each maturity segment:

                        U.S. TREASURY YIELDS AND RETURNS

ISSUE                             9/30/1999    3/31/2000    CHANGE    RETURNS
-----                             ---------    ---------    ------    -------
3 month.........................    4.846%       5.866%      1.020%    2.65%
6 month.........................    4.958        6.140       1.182     2.52
1 year..........................    5.178        6.239       1.061     1.93
2 year..........................    5.600        6.483       0.883     1.42
5 year..........................    5.756        6.320       0.564     0.65
10 year.........................    5.877        6.015       0.138     1.35
30 year.........................    6.053        5.837      -0.216     4.64

Source: Yields and change: Bloomberg L.P.; Returns: Lehman Bros.

    The performance of the longer (10 to 30 year) sector of the curve reflects the Treasury's announcement of $30 billion of buy-backs of longer-term bonds, causing a unique twist in the yield curve.

    During the period the Fund generally maintained a portfolio duration (a measure of principal sensitivity to changing rates) slightly lower than or equal to the duration of the Lehman Intermediate Government/Corporate Index. In our view, the economic fundamentals did not warrant greater interest rate sensitivity than that of the market, yet the possibility of a potential economic disruption resulting from sharp declines in the stock markets dictated that the portfolio not be overly defensive. At the beginning of the period, the Fund held approximately 14% in mortgage-backed securities. As rates rose and the risk of early prepayments declined, we gradually increased the Funds position to about 35% of total assets at the end of March. The Fund benefited from a high allocation to the treasury sector as yield spreads of other securities widened to their treasury benchmarks. The Fund's returns would have been higher had we maintained a higher portfolio duration for the first several months of 2000, yet we could not ignore the stronger fundamentals and remained conservatively invested.

    Although still defensive near-term our longer term outlook is very bullish for fixed income investments. We strongly believe the Federal Reserve's actions will lead to a slowing of economic activity and lower interest rates in the months ahead. We feel the bond market still offers excellent value for investors, especially relative to the still reasonably low levels of price inflation and provides valuable diversification to portfolios.

    Thanks for your continued confidence in Heritage Income Trust - Intermediate Government Fund.

                                          Sincerely,

                                          /s/ H. PETER WALLACE

                                          H. Peter Wallace, CFA
                                          Portfolio Manager
                                          Heritage Intermediate Government Fund

* Calculated without the imposition of front-end sales charges.

                                                                    May 10, 2000

Dear Shareholders:

    The Heritage Income Trust - High Yield Bond Fund returned -4.1%* on its Class A shares for the six-months ended March 31, 2000. By comparison, the Salomon Smith Barney High Yield Market Index returned -0.94% and the Lipper High Current Yield Fund category returned +1.11%.

    Throughout the six-month period ended March 31, 2000, the high yield market has continued to suffer from liquidity issues, primarily as a result of mutual fund outflows which totaled $6.1 billion for the six-month period versus $2.5 billion of outflows for all of 1999, and limited broker-dealer liquidity. Although we are seeing a strong U.S. economy, some buying from newly formed collateralized bond obligation funds and a slowing new issue calendar served to offset some of the negative liquidity effects, the high yield market still only managed to generate positive returns for three of the six months in the period.

    The liquidity issues were driven by inflation and interest rate worries and increased credit concerns, which caused the high yield market to experience consistent mutual fund outflows throughout the period as the marginal retail investor diverted funds away from the high yield market. Generally, investors' funds were directed to the U.S. equity markets, which had been generating relatively attractive returns versus the high yield market early in the period, or to safer markets, such as cash instruments and U.S. Treasury bonds, later in the period. In sympathy with these trends, safer, higher-rated bonds as well as Telecommunications and Technology issues, which had been wildly popular in the equity markets, outperformed the high yield market. However, despite its liquidity issues, the high yield market was still much less volatile than the equity markets over the course of the period.

    According to the Salomon Smith Barney High Yield Market Index, the average market yield at March 31, 2000 was 12.35%. This compares to 11.41% at December 31, 1999 and 11.34% at September 30, 1999. Spreads, which were 551 basis points at September 30, 1999, narrowed to 500 basis points at December 31, 1999 and subsequently widened to 618 basis points at March 31, 2000. These figures reflect the rising interest rate environment and the intensifying mutual fund outflows, which were concentrated in the first quarter of calendar year 2000.

    Leading the market over the last six months have been higher rated securities and Telecommunications, Technology, Chemicals, Energy and Cable & Other Media issues. Investors' preference for larger, more liquid, higher quality issuers in the face of market volatility has helped the performance of higher rated securities. Telecommunications issuers have benefited from that sector's explosive growth as well as equity investments and mergers and acquisitions activities. Additionally, the popularity of Telecommunications and Technology issuers in the equity markets during the six-month period has had a positive impact on those sectors in the high yield market. Energy has benefited from continued strength in oil and gas prices, while the ability to pass through feedstock cost increases to customers has supported the performance of the Chemicals sector.

    Sectors that have lagged include lower-rated securities and Leisure/Lodging, Automotive, Capital Goods, Supermarkets/Drugstores, Consumer Products and Services/Other. Leisure/Lodging has been adversely impacted by concerns about overcapacity in the theatre operator sector. Automotive and Capital Goods were negatively impacted by cyclical worries while Automotive was also affected by concerns that certain issuers could potentially re-leverage to support sagging equity valuations. The performance of the Supermarkets/Drugstores sector was hurt by credit problems at Rite-Aid Corporation and Pathmark Stores, Inc.

    In response to the continued market volatility, the Heritage Income
Trust - High Yield Bond Fund has continued to focus on upgrading credit quality. The Fund has increased its exposure to higher quality credits (BB-rated issues) and increased industry allocations to Utilities, Energy and more mature Telecommunications companies. In addition, the Fund has increased its exposure to Chemicals, Automotive and Capital Goods, which appear to be undervalued. At the same time, the Fund has reduced its exposure to Consumer-Related and Housing-Related sectors.

    For the six months ended March 31, 2000, the Fund was adversely affected by overweightings in Consumer Products, Automotive, Capital Goods and Services/Other and underweightings in Telecommunications and Technology. The Fund's performance was helped by an overweighting in Chemicals and an underweighting in Leisure/Lodging. Additionally, the Fund was impacted by certain negative credit events in several investments. The financial difficulties of Ameriserve Food Distribution, Inc., the former PepsiCo, Inc. food distribution assets, resulted from the cost of a consolidation plan which exceeded the company's available liquidity. Safety-Kleen Corp., an industrial waste management provider, announced accounting irregularities at the company, which caused significant deterioration in the prices of its bonds. Republic Technologies International, LLC, a producer of special bar quality steel bar, experienced production management issues in the face of its integration of three steel companies into one, which adversely affected its performance and liquidity.

    Although high yield valuations are attractive relative to historical levels, we expect to experience continued volatility over the course of the year primarily as a result of several factors, including (i) inflation and interest rate concerns, (ii) reduced secondary market liquidity, (iii) continued credit problems and (iv) growing cyclical concerns later in the year. In light of these conditions, we are continuing to pursue a conservative investment strategy geared to purchasing BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

                                          Best regards,

                                          /s/ PETER J. WILBY

                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc.
                                          Portfolio Manager, High Yield Bond
                                          Fund

* Calculated without the imposition of front-end sales charges.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                       MATURITY       MARKET
      AMOUNT                                                                          DATE          VALUE
    ---------                                                                      ----------    -----------
U.S. GOVERNMENT AND AGENCY SECURITIES--96.0%(A)
---------------------------------------------------------------------------------
 U.S. TREASURIES--60.9%(A)
        $1,300,000   U.S. Treasury Notes, 4.5%...................................    09/30/00    $ 1,288,219
         1,000,000   U.S. Treasury Notes, 6.25%..................................    01/31/02        994,688
         1,000,000   U.S. Treasury Notes, 5.75%..................................    11/30/02        981,563
         1,000,000   U.S. Treasury Notes, 5.5%...................................    02/28/03        975,000
         2,000,000   U.S. Treasury Notes, 5.375%.................................    06/30/03      1,941,876
         2,000,000   U.S. Treasury Notes, 5.25%..................................    08/15/03      1,931,250
         2,000,000   U.S. Treasury Notes, 4.25%..................................    11/15/03      1,865,000
         2,000,000   U.S. Treasury Notes, 6.0%...................................    08/15/04      1,973,750
         2,000,000   U.S. Treasury Notes, 5.875%.................................    11/15/04      1,963,750
         1,000,000   U.S. Treasury Notes, 5.5%...................................    05/15/09        950,938
         1,000,000   U.S. Treasury Notes, 6.0%...................................    08/15/09        987,188
         2,000,000   U.S. Treasury Notes, 6.5%...................................    02/15/10      2,070,000
                                                                                                 -----------
                     Total U.S. Treasuries (cost $18,204,453)....................                 17,923,222
                                                                                                 -----------
 U.S. GOVERNMENT AGENCIES--35.1%(A)
---------------------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--15.5%
         1,193,111   REMIC 1992-65 K, PAC, 8.5%..................................    05/25/21      1,202,189
           851,284   Pool #394212, 30 year Pass-Through, 7.5%....................    07/01/27        838,586
         2,498,390   Pool #529933, 30 year Pass-Through, 8.0%....................    02/01/30      2,504,528
                                                                                                 -----------
                                                                                                   4,545,303
                                                                                                 -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--19.6%
         1,940,095   REMIC 1996-16 G, Sequential Class, 7.0%.....................    04/16/22      1,922,867
         2,936,795   Pool #415688, 30 year Pass-Through, 7.5%....................    11/15/25      2,919,813
           922,887   Pool #442741, 30 year Pass-Through, 7.5%....................    03/15/27        916,096
                                                                                                 -----------
                                                                                                   5,758,776
                     Total U.S. Government Agencies (cost $10,433,195)...........                 10,304,079
                                                                                                 -----------
                     Total U.S. Government and Agency Securities (cost
                     $28,637,648)................................................                 28,227,301
                                                                                                 -----------

REPURCHASE AGREEMENT--3.4%(A)
---------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company, dated March 31,
2000 @ 6.05% to be repurchased at $1,014,511 on April 3, 2000, collateralized by
$990,000 United States Treasury Notes, 8.0% due May 15, 2001, (market value
$1,035,896 including interest) (cost $1,014,000).................................                  1,014,000
                                                                                                 -----------
TOTAL INVESTMENT PORTFOLIO (cost $29,651,648)(b), 99.4%(a).......................                 29,241,301
OTHER ASSETS AND LIABILITIES, net, 0.6%(a).......................................                    174,863
                                                                                                 -----------
NET ASSETS, 100%.................................................................                $29,416,164
                                                                                                 ===========

---------------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $410,347 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $92,073 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $502,420.
PAC  --Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS--87.4%(A)
--------------------------------------------
  AGRICULTURAL PRODUCTS & SERVICES--0.9%
--------------------------------------------
  $375,000   Hines Horticulture, Inc.,
             11.75%, 10/15/05...............  $   371,250
                                              -----------
  AUTOMOTIVE -- 6.1%
--------------------------------------------
   500,000   Advance Stores Company, Inc.,
             Series "B", 10.25%, 04/15/08...      395,000
   500,000   American Axle & Manufacturing
             Holdings, Inc., 9.75%,
             03/01/09.......................      480,000
   375,000   Avis Rent A Car Inc., 11.0%,
             05/01/09.......................      372,188
   500,000   Breed Technologies Inc., 9.25%,
             04/15/08(b)....................        3,125
   500,000   Federal-Mogul Corporation,
             7.5%, 01/15/09.................      386,898
   500,000   JH Heafner Company, Series "D",
             10.0%, 05/15/08................      425,000
   500,000   Lear Corporation, 8.11%,
             05/15/09.......................      450,394
                                              -----------
                                                2,512,605
                                              -----------
  BANKS--0.9%
--------------------------------------------
   375,000   Sovereign Bancorp, Inc.,
             10.50%, 11/15/06...............      370,781
                                              -----------
  BEVERAGES -- 0.6%
--------------------------------------------
   250,000   Delta Beverage Group, Inc.,
             9.75%, 12/15/03................      237,500
                                              -----------
  BROADCASTING--10.0%
--------------------------------------------
   250,000   Adelphia Communications
             Corporation, 10.5%, 07/15/04...      253,125
   250,000   Adelphia Communications
             Corporation, 9.875%,
             03/01/07.......................      243,750
   250,000   Century Communications
             Corporation, Zero Coupon Bond,
             01/15/08.......................      101,875
 1,000,000   Charter Communications
             Holdings, LLC, 0.0% to
             04/01/04, 9.92% to maturity(c),
             04/01/11.......................      555,000
   250,000   Charter Communications
             Holdings, LLC, 8.625%,
             04/01/09.......................      220,625
   500,000   CSC Holdings Inc., 10.5%,
             05/15/16.......................      535,000
   375,000   Granite Broadcasting
             Corporation, 8.875%,
             05/15/08.......................      318,750
   250,000   ICG Holdings Inc., 0.0% to
             05/01/01, 12.5% to maturity(c),
             05/01/06.......................      203,125
   500,000   Insight Midwest LP, 9.75%,
             10/01/09.......................      498,750

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  BROADCASTING (CONTINUED)
--------------------------------------------
   500,000   LIN Television Corporation,
             8.375%, 03/01/08...............      432,500
 1,100,000   United International Holdings,
             0.0% to 02/15/03, 10.75% to
             maturity(c), 02/15/08..........      759,000
                                              -----------
                                                4,121,500
                                              -----------
  CHEMICALS--4.9%
--------------------------------------------
   500,000   Equistar Chemicals, L.P.,
             8.75%, 02/15/09................      487,564
   500,000   Georgia Gulf Corporation,
             10.375%, 11/01/07..............      501,875
   500,000   Lyondell Chemical Company,
             9.875%, 05/01/07...............      476,250
   250,000   Philipp Brothers Chemicals,
             9.875%, 06/01/08...............      207,500
   500,000   United Industries Corporation,
             Series "B", 9.875%, 04/02/09...      322,500
                                              -----------
                                                1,995,689
                                              -----------
  COMMUNICATION SERVICES--7.1%
--------------------------------------------
   250,000   Covad Communications Group,
             12.0%, 02/15/10................      227,500
   250,000   GST Telecommunications, Inc.,
             0.0% to 10/31/02, 10.5% to
             maturity(c), 05/01/08..........      105,000
   400,000   Intermedia Communications of
             Florida, 0.0% to 03/01/04,
             12.5% to maturity(c),
             03/01/09.......................      240,000
   250,000   Intermedia Communications,
             Inc., 8.6%, 06/01/08...........      220,000
 1,000,000   International CableTel, Inc.,
             0.0% to 02/01/01, 11.5% to
             maturity (c), 02/01/06.........      920,000
   200,000   Leap Wireless International,
             Inc., 12.5%, 04/15/10..........      200,000
   750,000   Nextel Communications, Inc.,
             0.0% to 10/31/02, 9.75% to
             maturity(c) 10/31/07...........      517,500
   500,000   Price Communications Services,
             9.125%, 12/15/06...............      485,000
                                              -----------
                                                2,915,000
                                              -----------
  COMMUNICATIONS EQUIPMENT--1.1%
--------------------------------------------
   500,000   World Access Inc., 13.25%,
             01/15/08.......................      435,000
                                              -----------
  COMPUTER EQUIPMENT--1.0%
--------------------------------------------
   500,000   Quantum Corporation, 7.0%,
             08/01/04.......................      398,750
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  COMPUTER PERIPHERAL EQUIPMENT--0.6%
--------------------------------------------
  $500,000   Axiohm Transaction Solutions,
             Inc., 9.75%, 10/01/07(b).......  $   100,000
   250,000   Federal Data Corporation,
             10.125%, 08/01/05..............      161,875
                                              -----------
                                                  261,875
                                              -----------
  CONSTRUCTION & CONSTRUCTION PRODUCTS--0.8%
---------------------------------------------------------
   375,000   Integrated Electronic Services,
             Inc., 9.375%, 02/01/09.........      322,500
                                              -----------
  COSMETICS & TOILETRIES--1.3%
--------------------------------------------
   500,000   French Fragrances, Inc.,
             10.375%, 05/15/07..............      480,000
   150,000   Revlon Consumer Products,
             8.625%, 02/01/08...............       66,000
                                              -----------
                                                  546,000
                                              -----------
  ELECTRONIC EQUIPMENT--1.3%
--------------------------------------------
   250,000   High Voltage Engineering Group,
             10.5%, 08/15/04................      202,500
   500,000   Stellex Industries, Inc., 9.5%,
             11/01/07.......................      320,000
                                              -----------
                                                  522,500
                                              -----------
  ENTERTAINMENT--2.2%
--------------------------------------------
   500,000   Park Place Entertainment
             Corporation, 7.875%,
             12/15/05.......................      460,000
   480,000   Waterford Gaming, LLC, 9.5%,
             03/15/10.......................      456,000
                                              -----------
                                                  916,000
                                              -----------
  FINANCIAL INSTITUTIONS--3.6%
--------------------------------------------
   494,500   Airplane Pass Through Trust,
             Class "D", 10.875%, 03/15/19...      418,214
   750,000   ContiFinancial Corporation,
             7.50%, 03/15/02................       67,500
   125,000   ContiFinancial Corporation,
             8.375%, 08/15/03...............       11,250
   750,000   ContiFinancial Corporation,
             8.125%, 04/01/08...............       67,500
   500,000   DVI, Inc., 9.875%, 02/01/04....      458,750
   500,000   Morgan Stanley Aircraft Finance
             8.7%, 03/15/23.................      435,480
                                              -----------
                                                1,458,694
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  FOOD--1.2%
--------------------------------------------
   250,000   B&G Foods, Inc., 9.625%,
             08/01/07.......................      202,500
   500,000   Imperial Holly Corporation,
             9.75%, 12/15/07................      127,500
   700,000   Nebco Evans Holding
             Corporation, 0.0% to 07/15/02,
             12.375% to maturity(c),
             07/15/07.......................          875
   250,000   Vlasic Foods International,
             Inc., 10.25%, 07/01/09.........      150,000
                                              -----------
                                                  480,875
                                              -----------
  FURNITURE & FIXTURES--1.1%
--------------------------------------------
   500,000   Winsloew Furniture Inc., Series
             "B", 12.75%, 08/15/07..........      450,000
                                              -----------
  MANUFACTURING INDUSTRIES--1.1%
--------------------------------------------
   250,000   Hexcel Corporation, 9.75%,
             01/15/09.......................      212,500
   385,000   Syratech Corporation, 11.0%,
             04/15/07.......................      227,150
                                              -----------
                                                  439,650
                                              -----------
  MEDICAL EQUIPMENT--2.9%
--------------------------------------------
   500,000   Cole National Group, 9.875%,
             12/31/06.......................      390,000
   500,000   Fresenius Medical Care, 9.0%,
             12/01/06.......................      473,750
   375,000   Packard Bioscience Company,
             9.375%, 03/01/07...............      333,750
                                              -----------
                                                1,197,500
                                              -----------
  METAL PRODUCTS--2.4%
--------------------------------------------
   375,000   Aqua Chemicals Inc., 11.25%,
             07/01/08.......................      206,250
   250,000   LTV Corporation, 11.75%,
             11/15/09.......................      243,125
   500,000   Neenah Corporation, Series "D",
             11.125%, 05/01/07..............      430,000
   500,000   Republic Technologies
             International LLC, 13.75%,
             07/15/09.......................      110,000
                                              -----------
                                                  989,375
                                              -----------
  MINING--1.1%
--------------------------------------------
   500,000   P&L Coal Holdings Corporation,
             8.875%, 05/15/08...............      451,250
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  MISCELLANEOUS SERVICES--5.9%
--------------------------------------------
  $500,000   Advanstar Communications,
             9.25%, 05/01/08................  $   460,000
   500,000   Comforce Operating, Inc.,
             12.0%, 12/01/07................      291,250
   500,000   Iron Mountain, Inc., 10.125%,
             10/01/06.......................      483,750
   500,000   Loomis Fargo & Company, 10.0%,
             01/15/04.......................      492,500
   250,000   Pierce Leahy Corporation,
             11.125%, 07/15/06..............      254,375
   500,000   Sitel Corporation, 9.25%,
             03/15/06.......................      460,000
                                              -----------
                                                2,441,875
                                              -----------
  OIL & GAS--5.4%
--------------------------------------------
   500,000   Belco Oil & Gas Corporation,
             8.875%, 09/15/07...............      465,000
   500,000   Benton Oil & Gas Company,
             11.625%, 05/01/03..............      336,250
   500,000   Clark R&M, Inc., 8.875%,
             11/15/07.......................      300,000
   250,000   Costilla Energy, Inc., 10.25%,
             10/01/06(b)....................       43,750
   250,000   Devon Energy Corporation,
             10.25%, 11/01/05...............      274,040
   400,000   Lomak Petroleum, Inc., 8.75%,
             01/15/07.......................      336,000
   500,000   Ocean Energy Inc., 8.375%,
             07/01/08.......................      465,000
                                              -----------
                                                2,220,040
                                              -----------
  PHOTOGRAPHIC EQUIPMENT--0.6%
--------------------------------------------
   250,000   Polaroid Corporation, 11.5%,
             02/15/06.......................      255,000
                                              -----------
  PLASTIC PRODUCTS--4.0%
--------------------------------------------
   370,000   Anchor Advanced Products, Inc.,
             11.75%.........................      259,463
   500,000   Berry Plastics Corporation,
             12.25%, 04/15/04...............      492,500
   500,000   Foamex, L.P., 9.875%,
             06/15/07.......................      400,000
   500,000   Indesco International, Inc.,
             9.75%, 04/15/08................      170,000
   250,000   Radnor Holdings, Inc., 10.0%,
             12/01/03.......................      210,000
   125,000   Radnor Holdings, Inc., Series
             "B", 10.0%, 12/01/03...........      105,000
                                              -----------
                                                1,636,963
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  POLLUTION CONTROL--1.1%
--------------------------------------------
   500,000   Allied Waste North America,
             Inc., 7.875%, 01/01/09.........      397,500
   500,000   Safety-Kleen Corporation,
             9.25%, 06/01/08................       65,000
                                              -----------
                                                  462,500
                                              -----------
  PRINTING & PUBLISHING--3.9%
--------------------------------------------
   500,000   Hollinger International
             Publishing, Inc., 9.25%
             03/15/07.......................      471,250
 1,000,000   Jordan Industries, 0.0% to
             04/01/02, 11.75% to
             maturity(c), 04/01/09..........      670,000
   250,000   Mail-Well Corporation, 8.75%,
             12/15/08.......................      217,500
   250,000   World Color Press, Inc.,
             8.375%, 11/15/08...............      249,802
                                              -----------
                                                1,608,552
                                              -----------
  REAL ESTATE--2.1%
--------------------------------------------
   500,000   Forest City Enterprises, Inc.,
             8.5%, 03/15/08.................      445,000
   500,000   HMH Properties, Inc., Series
             "B", 7.875%, 08/01/08..........      421,250
                                              -----------
                                                  866,250
                                              -----------
  RETAIL STORES--3.9%
--------------------------------------------
   500,000   Duane Reade Inc., 9.25%,
             02/15/08.......................      460,000
   500,000   Finlay Enterprises, Inc., 9.0%,
             05/01/08.......................      442,500
   500,000   Leslie's Poolmart, Inc.,
             10.375%, 07/15/04..............      340,000
   250,000   Mattress Discount Corporation,
             12.625%, 07/15/07..............      223,750
   250,000   Pueblo Xtra International, Inc.
             9.5%, 08/01/03.................      125,000
                                              -----------
                                                1,591,250
                                              -----------
  TEXTILES--1.2%
--------------------------------------------
   300,000   Pillowtex Corporation, Series
             "B", 9.0%, 12/15/07............      110,250
   250,000   Simmons Company, Series "B",
             10.25%, 03/15/09...............      208,750
   250,000   Worldtex Inc., Series "B",
             9.625%, 12/15/07...............      190,000
                                              -----------
                                                  509,000
                                              -----------
  TOBACCO--1.2%
--------------------------------------------
   500,000   North Atlantic Trading Company,
             11.0%, 06/15/04................      475,000
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  TRANSPORTATION--1.8%
--------------------------------------------
  $500,000   Continental Airlines Inc.,
             8.0%, 12/15/05.................  $   442,500
   500,000   Holt Group, 9.75%, 01/15/06....      310,000
                                              -----------
                                                  752,500
                                              -----------
  TRANSPORTATION EQUIPMENT--1.9%
--------------------------------------------
   500,000   Derby Cycle Corporation, 10.0%,
             05/15/08.......................      315,000
   500,000   Sequa Corporation, 9.0%,
             08/01/09.......................      463,750
                                              -----------
                                                  778,750
                                              -----------
  UTILITIES--2.2%
--------------------------------------------
   500,000   Azurix Corporation, 10.375%,
             02/15/07.......................      497,500
   400,000   Calpine Corporation, 8.75%,
             07/15/07.......................      394,000
                                              -----------
                                                  891,500
                                              -----------

Total Domestic Corporate Bonds
  (cost $44,056,972)........................   35,883,474
                                              -----------
FOREIGN CORPORATE BONDS--9.3%(A)(D)
--------------------------------------------
  BROADCASTING-- 0.2%
--------------------------------------------
   150,000   Telewest Communications PLC,
             0.0% to 4/15/04, 9.25% to
             maturity(c), 04/15/09..........       87,000
                                              -----------
  COMMUNICATION SERVICES--4.5%
--------------------------------------------
   500,000   Energis PLC, 9.75%, 06/15/09...      495,000
   500,000   Orange, PLC, 8.75%, 06/01/06...      510,000
   500,000   Rogers Cantel Inc., 8.8%,
             10/01/07.......................      485,000
   375,000   RSL Communications, Ltd., Plc.,
             12.25%, 11/15/06...............      373,125
                                              -----------
                                                1,863,125
                                              -----------
  CONSTRUCTION & CONSTRUCTION PRODUCTS--0.5%
---------------------------------------------------------
   250,000   International Utility
             Structures, Inc., 10.75%,
             02/01/08.......................      212,500
                                              -----------
  FOOD--1.2%
--------------------------------------------
   500,000   Premier International Foods,
             12.0%, 09/01/09................      470,000
                                              -----------
  HOTELS, MOTELS & INNS--1.1%
--------------------------------------------
   500,000   Sun International Hotels, Ltd.,
             8.625%, 12/15/07...............      455,000
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
FOREIGN CORPORATE BONDS (CONTINUED)
--------------------------------------------
  MINING--1.0%
--------------------------------------------
   500,000   Murrin Murrin Holdings
             Property, 9.375%, 08/31/07.....      420,000
                                              -----------
  TRANSPORTATION--0.8%
--------------------------------------------
   500,000   Enterprises Shipholding,
             8.875%, 05/01/08...............      320,000
                                              -----------

Total Foreign Corporate Bonds
  (cost $4,242,028).........................    3,827,625
                                              -----------

                                                MARKET
  SHARES                                         VALUE
  ------                                        ------
COMMON STOCKS/WARRANTS--0.2%(A)
--------------------------------------------
  COMMUNICATIONS EQUIPMENT--0.1%
--------------------------------------------
     1,571   World Access Inc.*.............       30,045
                                              -----------
  FURNITURE & FIXTURES--0.1%
--------------------------------------------
     5,000   Winsloew Furniture Inc.
             (Warrants)*....................       25,000
                                              -----------

Total Common Stocks/Warrants
  (cost $33,582)............................       55,045
                                              -----------
                                               39,766,144
Total Investment Portfolio excluding
  repurchase agreement (cost $48,332,582)...
REPURCHASE AGREEMENT--0.6%(A)
--------------------------------------------

Repurchase Agreement with State Street Bank
and Trust Company, dated March 31, 2000 @
6.05% to be repurchased at $266,134 on April
03, 2000, collateralized by $260,000
United States Treasury Notes, 8.00% due
May 15, 2001, (market value $272,054
including interest)(cost $266,000)..........      266,000
                                              -----------

TOTAL INVESTMENT PORTFOLIO
  (cost $48,598,582)(e), 97.5%(a)...........   40,032,144

OTHER ASSETS AND LIABILITIES, net,
  2.5%(a)...................................    1,021,031
                                              -----------

NET ASSETS, 100.0%..........................  $41,053,175
                                              ===========

---------------
  * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) Bond not current on interest payment.
(c) Bonds reset to applicable coupon rate at a future date.
(d) Denominated in U.S. dollars.
(e) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $8,566,438 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $140,382 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $8,706,820.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Assets
------------------------------------------------------------

Investments, at market value (identified cost $28,637,648
  and $48,332,582, respectively)............................    $28,227,301      $39,766,144
Repurchase agreement (identified cost $1,014,000 and
  $266,000, respectively)(Note 1)...........................      1,014,000          266,000
Cash........................................................          1,000              390
Receivables:
  Investments sold..........................................             --          107,018
  Fund shares sold..........................................          1,781            8,491
  Dividends and interest....................................        278,017        1,147,309
Deferred state qualification expenses (Note 1)..............         20,313           18,109
Prepaid insurance (Note 1)..................................          4,010            6,847
                                                                -----------      -----------
        Total Assets........................................    $29,546,422      $41,320,308
                                                                -----------      -----------
Liabilities
------------------------------------------------------------

Payables (Note 4):
  Fund shares redeemed......................................    $    73,176      $   192,414
  Accrued management fee....................................          1,000            2,051
  Accrued distribution fee..................................          7,233           15,825
  Other accrued expenses....................................         48,849           56,843
                                                                -----------      -----------
        Total Liabilities...................................        130,258          267,133
                                                                -----------      -----------
Net assets, at market value.................................    $29,416,164      $41,053,175
                                                                ===========      ===========
Net Assets
------------------------------------------------------------

Net assets consist of:
  Paid-in capital...........................................    $36,613,060      $53,299,044
  Undistributed net investment income (Note 1)..............        349,918          358,348
  Accumulated net realized loss (Notes 1 and 5).............     (7,136,467)      (4,037,779)
  Net unrealized depreciation on investments................       (410,347)      (8,566,438)
                                                                -----------      -----------
Net assets, at market value.................................    $29,416,164      $41,053,175
                                                                ===========      ===========
Net assets, at market value
  Class A Shares............................................    $26,853,447      $28,047,501
  Class B Shares............................................        541,634        3,126,632
  Class C Shares............................................      2,021,083        9,879,042
                                                                -----------      -----------
        Total...............................................    $29,416,164      $41,053,175
                                                                ===========      ===========
Shares of beneficial interest outstanding
  Class A Shares............................................      2,959,233        3,424,842
  Class B Shares............................................         59,898          383,738
  Class C Shares............................................        223,276        1,212,242
                                                                -----------      -----------
        Total...............................................      3,242,407        5,020,822
                                                                ===========      ===========
Net Asset Value -- offering and redemption price per share
  (Notes 1 and 2)
  Class A Shares............................................          $9.07            $8.19
                                                                ===========      ===========
    Maximum offering price per share (100/96.25 of $9.07 and
     $8.19, respectively)...................................          $9.42            $8.51
                                                                ===========      ===========
  Class B Shares............................................          $9.04            $8.15
                                                                ===========      ===========
  Class C Shares............................................          $9.05            $8.15
                                                                ===========      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                            STATEMENT OF OPERATIONS
                 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Investment Income
------------------------------------------------------------
Income:
  Interest..................................................     $ 966,537       $ 2,595,375
Expenses (Notes 1 and 4):
  Management fee............................................        79,812           138,874
  Distribution fee (Class A Shares).........................        40,175            44,153
  Distribution fee (Class B Shares).........................         1,093            13,955
  Distribution fee (Class C Shares).........................         6,157            45,019
  Shareholder servicing fees................................        12,501            15,490
  Custodian/Fund accounting fees............................        29,568            39,715
  Professional fees.........................................        28,627            25,600
  Federal qualification expenses............................        16,105            19,000
  Reports to shareholders...................................         7,759            10,480
  Trustees' fees and expenses...............................         4,516             4,516
  Insurance.................................................         1,022             1,703
  Other.....................................................           186               526
                                                                 ---------       -----------
        Total expenses before waiver and reimbursement......       227,521           359,031
        Fees waived by Manager (Note 4).....................       (79,812)          (47,412)
        Reimbursement from Manager..........................        (3,100)               --
                                                                 ---------       -----------
        Total expenses after waiver and reimbursement.......       144,609           311,619
                                                                 ---------       -----------
Net investment income.......................................       821,928         2,283,756
                                                                 ---------       -----------
Realized and Unrealized Loss on Investment
------------------------------------------------------------
Net realized loss from investment transactions..............      (896,670)       (1,164,166)
Net unrealized appreciation (depreciation) of investments
  during the period.........................................       675,846        (3,024,032)
                                                                 ---------       -----------
        Net loss on investments.............................      (220,824)       (4,188,198)
                                                                 ---------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................     $ 601,104       $(1,904,442)
                                                                 =========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX-
                                                               MONTH PERIOD
                                                                  ENDED              FOR THE
                                                              MARCH 31, 2000        YEAR ENDED
INTERMEDIATE GOVERNMENT FUND                                   (UNAUDITED)      SEPTEMBER 30, 1999
----------------------------                                  --------------    ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................   $   821,928         $   646,013
  Net realized gain (loss) from investment transactions.....      (896,670)             73,483
  Net unrealized appreciation (depreciation) of investments
    during the period.......................................       675,846            (935,036)
                                                               -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       601,104            (215,540)
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.28 and $0.42 per
    share, respectively)....................................      (739,280)           (553,804)
  Net investment income Class B Shares, ($0.26 and $0.40 per
    share, respectively)....................................        (9,426)            (12,843)
  Net investment income Class C Shares, ($0.26 and $0.40 per
    share, respectively)....................................       (52,994)           (109,274)
Increase (decrease) in net assets from Fund share
  transactions (Note 2) (Note 6)............................    16,296,656          (3,566,013)
                                                               -----------         -----------
Increase (decrease) in net assets...........................    16,096,060          (4,457,474)
Net assets, beginning of period.............................    13,320,104          17,777,578
                                                               -----------         -----------
Net assets, end of period (including undistributed net
  investment income of $349,918 and $329,690,
  respectively).............................................   $29,416,164         $13,320,104
                                                               ===========         ===========
                                                               FOR THE SIX-
                                                               MONTH PERIOD
                                                                  ENDED              FOR THE
                                                              MARCH 31, 2000        YEAR ENDED
HIGH YIELD BOND FUND                                           (UNAUDITED)      SEPTEMBER 30, 1999
--------------------                                          --------------    ------------------
Decrease in net assets:
Operations:
  Net investment income.....................................   $ 2,283,756         $ 4,730,505
  Net realized loss from investment transactions............    (1,164,166)         (2,864,540)
  Net unrealized depreciation of investments during the
    period..................................................    (3,024,032)         (1,538,293)
                                                               -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (1,904,442)            327,672
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.51 and $0.87 per
    share, respectively)....................................    (1,590,417)         (3,446,438)
  Net investment income Class B Shares, ($0.48 and $0.82 per
    share, respectively)....................................      (166,403)           (232,004)
  Net investment income Class C Shares, ($0.48 and $0.82 per
    share, respectively)....................................      (540,375)         (1,141,155)
Increase (decrease) in net assets from Fund share
  transactions (Note 2).....................................    (5,163,360)            148,976
                                                               -----------         -----------
Decrease in net assets......................................    (9,364,997)         (4,342,949)
Net assets, beginning of period.............................    50,418,172          54,761,121
                                                               -----------         -----------
Net assets, end of period (including undistributed net
  investment income of $358,348 and $371,787,
  respectively).............................................   $41,053,175         $50,418,172
                                                               ===========         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
               HERITAGE INCOME TRUST-INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       CLASS A SHARES                                   CLASS B SHARES*
                                ------------------------------------------------------------   ---------------------------------
                                 FOR THE SIX-                                                   FOR THE SIX-      FOR THE YEARS
                                 MONTH PERIOD                                                   MONTH PERIOD          ENDED
                                     ENDED            FOR THE YEARS ENDED SEPTEMBER 30,             ENDED         SEPTEMBER 30,
                                MARCH 31, 2000    ------------------------------------------   MARCH 31, 2000    ---------------
                                 (UNAUDITED)*     1999*    1998*    1997*    1996*     1995      (UNAUDITED)      1999    1998+
                                ---------------   ------   ------   ------   ------   ------   ---------------   ------   ------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $ 9.16        $ 9.70   $ 9.20   $ 9.08   $ 9.29   $ 9.10       $ 9.13        $ 9.67   $ 9.28
                                    ------        ------   ------   ------   ------   ------       ------        ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a)....        0.25          0.41     0.48     0.51     0.50     0.62         0.20          0.39     0.33
  Net realized and unrealized
    gain (loss) on
    investments...............       (0.06)        (0.53)    0.51     0.13    (0.21)    0.12        (0.03)        (0.53)    0.32
                                    ------        ------   ------   ------   ------   ------       ------        ------   ------
  Total from Investment
    Operations................        0.19         (0.12)    0.99     0.64     0.29     0.74         0.17         (0.14)    0.65
                                    ------        ------   ------   ------   ------   ------       ------        ------   ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........       (0.28)        (0.42)   (0.49)   (0.52)   (0.50)   (0.55)       (0.26)        (0.40)   (0.26)
                                    ------        ------   ------   ------   ------   ------       ------        ------   ------
NET ASSET VALUE, END OF
  PERIOD......................      $ 9.07        $ 9.16   $ 9.70   $ 9.20   $ 9.08   $ 9.29       $ 9.04        $ 9.13   $ 9.67
                                    ======        ======   ======   ======   ======   ======       ======        ======   ======
TOTAL RETURN(%)(B)............        1.65(c)      (1.20)   11.18     7.28     3.24     8.47         1.50(c)      (1.49)    7.16(c)
RATIOS(%)/SUPPLEMENTAL DATA
  Operating expenses, net, to
    average daily net
    assets(a).................        0.88(d)       0.91     0.92     0.93     0.94     0.95         1.20(d)       1.20     1.20(d)
  Net investment income to
    average daily net
    assets....................        5.18(d)       4.40     5.18     5.65     5.42     5.50         4.80(d)       4.15     4.59(d)
  Portfolio turnover rate.....          60(c)        124      188       69      135      162           60(c)        124      188(c)
  Net assets, end of period ($
    millions).................          27            11       13       14       18       24            1            .4       .1

                                                      CLASS C SHARES
                                -----------------------------------------------------------
                                 FOR THE SIX-
                                 MONTH PERIOD
                                    ENDED            FOR THE YEARS ENDED SEPTEMBER 30,
                                MARCH 31, 2000   ------------------------------------------
                                 (UNAUDITED)*    1999*    1998*    1997*    1996*    1995++
                                --------------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $ 9.14       $ 9.67   $ 9.18   $ 9.06   $ 9.27   $ 9.05
                                    ------       ------   ------   ------   ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a)....        0.21         0.40     0.41     0.49     0.49     0.21
  Net realized and unrealized
    gain (loss) on
    investments...............       (0.04)       (0.53)    0.55     0.13    (0.21)    0.23
                                    ------       ------   ------   ------   ------   ------
  Total from Investment
    Operations................        0.17        (0.13)    0.96     0.62     0.28     0.44
                                    ------       ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.........       (0.26)       (0.40)   (0.47)   (0.50)   (0.49)   (0.22)
                                    ------       ------   ------   ------   ------   ------
NET ASSET VALUE, END OF
  PERIOD......................      $ 9.05       $ 9.14   $ 9.67   $ 9.18   $ 9.06   $ 9.27
                                    ======       ======   ======   ======   ======   ======
TOTAL RETURN(%)(B)............        1.50(c)     (1.38)   10.85     7.02     3.04(c)   4.90(c)
RATIOS(%)/SUPPLEMENTAL DATA
  Operating expenses, net, to
    average daily net
    assets(a).................        1.20(d)      1.20     1.20     1.20     1.20(d)   1.20(d)
  Net investment income to
    average daily net
    assets....................        4.82(d)      4.11     4.74     5.38     5.22(d)   5.19(d)
  Portfolio turnover rate.....          60(c)       124      188       69      135(c)    162(c)
  Net assets, end of period ($
    millions).................           2            2        5        1        1       .1

---------------

   * Per share amounts have been calculated using the monthly average share method.
   + For the period February 2, 1998 (commencement of Class B Shares) to
     September 30, 1998.
  ++ For the period April 3, 1995 (commencement of Class C Shares) to September
     30, 1995.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.02, $.09, $.10, $.07, $.06, and $.06 per Class A Shares,
     respectively. The operating expense ratios including such items would have been 1.40% (annualized), 1.84%, 2.00%, 1.67%, 1.61%, and 1.47% for Class A
     Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.02, $.09, and $.06 per Class B Shares, respectively. The operating expense ratios including such items would have been 1.72% (annualized), 2.13%, and 2.28% (annualized) for Class B Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.02, $.08, $.10, $.07, $.06, and $.06 per Class C Shares, respectively. The operating expense ratios including such items would have been 1.72% (annualized), 2.13%, 2.28%, 1.94%, 1.87%, and 1.72% (annualized) for Class C Shares, respectively.
 (b) Does not reflect the imposition of a sales charge.
 (c) Not annualized.
 (d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE INCOME TRUST-HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  CLASS A SHARES                                   CLASS B SHARES
                            -----------------------------------------------------------   --------------------------------
                             FOR THE SIX-                                                  FOR THE SIX-     FOR THE YEARS
                             MONTH PERIOD                                                  MONTH PERIOD         ENDED
                                ENDED            FOR THE YEARS ENDED SEPTEMBER 30,            ENDED         SEPTEMBER 30,
                            MARCH 31, 2000   ------------------------------------------   MARCH 31, 2000   ---------------
                             (UNAUDITED)      1999     1998     1997     1996     1995     (UNAUDITED)      1999    1998+
                            --------------   ------   ------   ------   ------   ------   --------------   ------   ------
NET ASSET VALUE, BEGINNING
 OF PERIOD................      $ 8.98       $ 9.77   $10.69   $10.22   $ 9.94   $ 9.65       $ 8.94       $ 9.73   $10.57
                                ------       ------   ------   ------   ------   ------       ------       ------   ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
   (a)....................        0.52         0.86     0.88     0.90     0.84(b)  0.72         0.48         0.81     0.51
 Net realized and
   unrealized gain (loss)
   on investments.........       (0.80)       (0.78)   (0.91)    0.46     0.24     0.31        (0.79)       (0.78)   (0.87)
                                ------       ------   ------   ------   ------   ------       ------       ------   ------
 Total from Investment
   Operations.............       (0.28)        0.08    (0.03)    1.36     1.08     1.03        (0.31)        0.03    (0.36)
                                ------       ------   ------   ------   ------   ------       ------       ------   ------
LESS DISTRIBUTIONS:
 Dividends from net
   investment income......       (0.51)       (0.87)   (0.89)   (0.89)   (0.80)   (0.74)       (0.48)       (0.82)   (0.48)
                                ------       ------   ------   ------   ------   ------       ------       ------   ------
NET ASSET VALUE, END OF
 PERIOD...................      $ 8.19       $ 8.98   $ 9.77   $10.69   $10.22   $ 9.94       $ 8.15       $ 8.94   $ 9.73
                                ======       ======   ======   ======   ======   ======       ======       ======   ======
TOTAL RETURN(%)(C)........       (4.13)(d)     0.66    (0.52)   14.00    11.44    11.23        (4.40)(d)     0.14    (3.58)(d)
RATIOS(%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net,
   to average daily net
   assets(a)..............        1.18(e)      1.18     1.19     1.21     1.23     1.25         1.70(e)      1.70     1.70(e)
 Net investment income to
   average daily net
   assets.................       10.03(e)      8.94     8.44     8.76     8.41     7.35         9.51(e)      8.40     7.90(e)
 Portfolio turnover
   rate...................          59(d)        52       87      101      143      109           59(d)        52       87
 Net assets, end of period
   ($ millions)...........          28           34       40       42       33       30            3            4        2

                                                  CLASS C SHARES
                            -----------------------------------------------------------
                             FOR THE SIX-
                             MONTH PERIOD
                                ENDED            FOR THE YEARS ENDED SEPTEMBER 30,
                            MARCH 31, 2000   ------------------------------------------
                             (UNAUDITED)      1999     1998     1997     1996    1995++
                            --------------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING
 OF PERIOD................      $ 8.94       $ 9.73   $10.65   $10.18   $ 9.91   $ 9.62
                                ------       ------   ------   ------   ------   ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
   (a)....................        0.48         0.81     0.83     0.85     0.79(b)  0.31
 Net realized and
   unrealized gain (loss)
   on investments.........       (0.79)       (0.78)   (0.91)    0.46     0.24     0.28
                                ------       ------   ------   ------   ------   ------
 Total from Investment
   Operations.............       (0.31)        0.03    (0.08)    1.31     1.03     0.59
                                ------       ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net
   investment income......       (0.48)       (0.82)   (0.84)   (0.84)   (0.76)   (0.30)
                                ------       ------   ------   ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD...................      $ 8.15       $ 8.94   $ 9.73   $10.65   $10.18   $ 9.91
                                ======       ======   ======   ======   ======   ======
TOTAL RETURN(%)(C)........       (4.40)(d)     0.14    (1.02)   13.53    10.93     6.18(d)
RATIOS(%)/SUPPLEMENTAL
 DATA:
 Operating expenses, net,
   to average daily net
   assets(a)..............        1.70(e)      1.70     1.70     1.70     1.70     1.70(e)
 Net investment income to
   average daily net
   assets.................        9.51(e)      8.42     7.93     8.26     8.39     6.67(e)
 Portfolio turnover
   rate...................          59(d)        52       87      101      143      109(d)
 Net assets, end of period
   ($ millions)...........          10           13       13       13        6        1

---------------

 + For the period February 2, 1998 (commencement of Class B Shares) to September 30,1998.
 ++ For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.01, $.01, $.01, $.01, $.03, and $.03 per Class A Shares,
    respectively. The operating expense ratios including such items would have been 1.39% (annualized), 1.27%, 1.30%, 1.30%, 1.51%, and 1.51% for Class A
    Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.01, $.01, and $.01 per Class B Shares, respectively. The operating expense ratios including such items would have been 1.90% (annualized), 1.79%, and 1.80% (annualized) for Class B Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.01, $.01, $.01, $.01, $.03, and $.03 per Class C Shares, respectively. The operating expense ratios including such items would have been 1.90% (annualized), 1.79%, 1.80%, 1.79%, 1.98%, and 1.96% (annualized) for Class C Shares, respectively.
(b) Amounts calculated prior to reclassification of $16,079. The effect of such reclassification would have resulted in an increase in net investment income of $.01 for Class A Shares and $0.01 for Class C Shares.
(c) Does not reflect the imposition of a sales charge.
(d) Not annualized.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1:
      SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund (formerly known as the Limited Maturity Government Portfolio) and the High Yield Bond Fund (formerly known as the Diversified Portfolio) (each, a "Fund" and collectively, the "Funds"). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently issue Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning February 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

      Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

      Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

      Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

      Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

      Expenses: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian fees, distribution fee, etc., while other expenses such as insurance expense are allocated proportionately among all Heritage mutual funds. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

      State Qualification Expenses: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

      Capital Accounts: The Funds report the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

      Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2:
      FUND SHARES: At March 31, 2000, there was an unlimited number of shares of beneficial interest of no par value authorized.

      INTERMEDIATE GOVERNMENT FUND

      Transactions in Class A, B and C Shares of the Fund during the six-month period ended March 31, 2000, were as follows:

                                                   A SHARES                   B SHARES                   C SHARES
                                          --------------------------    ---------------------    ------------------------
        FOR THE PERIOD ENDED                SHARES         AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
        MARCH 31, 2000 (UNAUDITED)        ----------    ------------    -------    ----------    ---------    -----------
        Shares sold (Note 6)............   3,949,077    $ 35,900,889     39,992    $  361,451      110,430    $ 1,000,716
        Shares issued on reinvestment of
          distributions.................      62,473         564,299        868         7,827        5,175         46,678
        Shares redeemed.................  (2,214,975)    (20,096,711)   (27,255)     (245,147)    (137,766)    (1,243,346)
                                          ----------    ------------    -------    ----------    ---------    -----------
        Net increase (decrease).........   1,796,575    $ 16,368,477     13,605    $  124,131      (22,161)   $  (195,952)
                                                        ============               ==========                 ===========
        Shares outstanding:
          Beginning of period...........   1,162,658                     46,293                    245,437
                                          ----------                    -------                  ---------
          End of period.................   2,959,233                     59,898                    223,276
                                          ==========                    =======                  =========

      Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:

                                                 A SHARES                    B SHARES                    C SHARES
                                         ------------------------    ------------------------    ------------------------
        FOR THE YEAR ENDED                SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
        SEPTEMBER 30, 1999               ---------    -----------    ---------    -----------    ---------    -----------
        Shares sold....................    230,877    $ 2,202,322       62,931    $   590,122      123,043    $ 1,149,855
        Shares issued on reinvestment
          of distributions.............     52,120        487,932        1,088         10,049       11,378        106,764
        Shares redeemed................   (423,528)    (3,956,260)     (30,814)      (286,863)    (407,568)    (3,869,934)
                                         ---------    -----------    ---------    -----------    ---------    -----------
        Net increase (decrease)........   (140,531)   $(1,266,006)      33,205    $   313,308     (273,147)   $(2,613,315)
                                                      ===========                 ===========                 ===========
        Shares outstanding:
            Beginning of year..........  1,303,189                      13,088                     518,584
                                         ---------                   ---------                   ---------
            End of year................  1,162,658                      46,293                     245,437
                                         =========                   =========                   =========

      HIGH YIELD BOND FUND

      Transactions in Class A, B and C Shares of the Fund during the six-month period ended March 31, 2000, were as follows:

                                                   A SHARES                   B SHARES                   C SHARES
                                          --------------------------    ---------------------    ------------------------
        FOR THE PERIOD ENDED                SHARES         AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
        MARCH 31, 2000 (UNAUDITED)        ----------    ------------    -------    ----------    ---------    -----------
        Shares sold.....................     128,661    $  1,117,523     59,401    $  515,881      111,684    $   964,926
        Shares issued on reinvestment of
          distributions.................     113,129         976,121      7,642        65,597       46,521        399,590
        Shares redeemed.................    (641,239)     (5,519,675)   (78,616)     (670,752)    (349,292)    (3,012,571)
                                          ----------    ------------    -------    ----------    ---------    -----------
        Net decrease....................    (399,449)   $ (3,426,031)   (11,573)   $  (89,274)    (191,087)   $(1,648,055)
                                                        ============               ==========                 ===========
        Shares outstanding:
          Beginning of period...........   3,824,291                    395,311                  1,403,329
                                          ----------                    -------                  ---------
          End of period.................   3,424,842                    383,738                  1,212,242
                                          ==========                    =======                  =========

      Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:

                                                   A SHARES                   B SHARES                   C SHARES
                                          --------------------------    ---------------------    ------------------------
        FOR THE YEAR ENDED                  SHARES         AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
        SEPTEMBER 30, 1999                ----------    ------------    -------    ----------    ---------    -----------
        Shares sold.....................     469,703    $  4,493,908    272,191    $2,593,347      326,866    $ 3,124,172
        Shares issued on reinvestment of
          distributions.................     230,557       2,198,212      9,928        93,725       89,977        853,766
        Shares redeemed.................    (956,493)     (9,124,816)   (70,314)     (659,944)    (359,938)    (3,423,394)
                                          ----------    ------------    -------    ----------    ---------    -----------
        Net increase (decrease).........    (256,233)   $ (2,432,696)   211,805    $2,027,128       56,905    $   554,544
                                                        ============               ==========                 ===========
        Shares outstanding:
          Beginning of year.............   4,080,524                    183,506                  1,346,424
                                          ----------                    -------                  ---------
          End of year...................   3,824,291                    395,311                  1,403,329
                                          ==========                    =======                  =========

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3:
      PURCHASES AND SALES OF SECURITIES. For the six-month period ended March 31, 2000, purchases, sales, and paydowns of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

                                                                U.S. GOVERNMENT SECURITIES                   OTHER
                                                          --------------------------------------   -------------------------
                                                           PURCHASES       SALES       PAYDOWNS     PURCHASES       SALES
                                                          -----------   -----------   ----------   -----------   -----------
        Intermediate Government Fund....................  $17,290,775   $20,263,109   $1,054,622            --            --
        High Yield Bond Fund............................           --            --           --   $26,869,995   $26,287,427

Note 4:
      MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the "Manager"), the Intermediate Government Fund agrees to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to the current registration statement, the Manager will waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund's average daily net assets attributable to that class for the 2000 fiscal year as follows:

                                                                      CLASS A   CLASS B AND C
                                                                      -------   -------------
        Intermediate Government Fund................................  0.95%        1.20%
        High Yield Bond Fund........................................  1.25%        1.70%

      Under this agreement, management fees of $79,812 were waived and $3,100 of expenses were reimbursed for the Intermediate Government Fund and management fees of $47,412 were waived in the High Yield Bond Fund for the six-month period ended March 31, 2000. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended September 30, 2002, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Intermediate Government Fund may be required to pay the Manager a portion or all of the management fees waived of $74,359 and reimbursed expenses of $63,436 in fiscal 1999 if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 2001. The High Yield Bond Fund may be required to pay the Manager a portion or all of the management fees waived of $49,125 in fiscal 1999 if total Fund expenses fall below the annual expense limitations before the end of the year ending September 30, 2001.

      The Manager entered into an agreement with Salomon Brothers Asset Management, Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six-month period ended March 31, 2000, the Manager paid $69,437 for subadviser fees.

      The Manager also is the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For the Intermediate Government Fund the Manager charged $12,501 for Dividend Paying and Shareholder Servicing and $23,025 for Fund Accounting services of which $6,000 and $11,700 was payable as of March 31, 2000, respectively. For the High Yield Bond Fund, the Manager charged $15,490 for Dividend Paying and Shareholder Servicing and $29,073 for Fund Accounting services of which $8,400 and $14,400 was payable as of March 31, 2000, respectively.

      Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that the Intermediate Government Fund received $2,318 in front-end sales charges for Class A Shares, $156 in contingent deferred sales charges for Class B Shares and $213 in contingent deferred sales charges for Class C Shares for the six-month period ended March 31, 2000. The High Yield Bond Fund received $18,766 in front-end sales charges for Class A Shares, $11,629 in contingent deferred sales charges for Class B Shares and $1,279 in contingent deferred sales charges for Class C Shares for the six-month period ended March 31, 2000. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

      Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to .35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plan, the Trust may pay the Distributor a fee of up to .60% for the Intermediate Government Fund and up to .80% for the High Yield Bond Fund of the average daily net assets for Class B and Class C Shares. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

      Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust

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                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

      (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each portfolio in the Heritage mutual funds.

Note 5:
      FEDERAL INCOME TAXES. For the year ended September 30, 1999, to reflect reclassifications arising from permanent book/tax differences primarily due to paydown losses and market discount, respectively, the Funds made the following adjustments:

         INTERMEDIATE GOVERNMENT FUND
         -----------------------------------

         As of September 30, 1999, the Fund credited paid in capital $332,744 and charged accumulated net realized loss $9,291 and undistributed net investment income $323,453. The Fund has net tax basis capital loss carryforwards of $6,845,972, which may be applied against any realized net taxable gains until their expiration dates of September 30, 2002 ($3,826,421), September 30, 2003 ($2,492,779) and September 30, 2004
         ($526,772). The Fund utilized $249,674 of net tax basis capital losses during the current year against net realized gains from investment transactions.

         HIGH YIELD BOND FUND
         ----------------------------

         As of September 30, 1999, the Fund credited undistributed net investment income $9,073 and paid in capital $476, and charged accumulated net realized gain $9,549 in the current year. The Fund has a net tax basis capital loss carryforward of $409,285, which may be applied against any realized net taxable gains until its expiration dates of September 30, 2007.

Note 6:
      FUND MERGER. As of the close of business on October 15, 1999, the Intermediate Government Fund acquired all the net assets of the Heritage U.S. Government Income Fund ("Government Income") pursuant to an agreement and plan of reorganization and termination approved by the shareholders of Government Income on September 27, 1999. The acquisition was accomplished by a tax-free exchange of Class A shares of the Intermediate Government Income Fund at a net asset value of $9.09 per share for shares of the Government Income. The net assets of the Intermediate Government Fund and Government Income immediately before the acquisition were $13,116,358 and $35,531,046, respectively, including unrealized depreciation of $791,656 for Government Income. Immediately after the acquisition, the combined net assets of the Intermediate Government Fund amounted to $48,647,404.

HERITAGE FAMILY OF FUNDS (TM)
From Our Family to Yours: The Intelligent Creation of Wealth.

HERITAGE GROWTH FUNDS
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Technology
Value Equity

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE MONEY MARKET FUNDS
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds.   For
information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income Trust-Intermediate Government Fund and Heritage Income Trust-High Yield Bond Fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C)2000 Heritage Asset Management, Inc.

5M AR5321 SINL 3/00 [RECYCLE LOGO]


[HERITAGE LOGO]   Heritage Income Trust
                  P.O. Box 33022
                  St. Petersburg, FL 33733
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